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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2002


                            APPLIED MATERIALS, INC.
             (Exact name of registrant as specified in its charter)

                                     0-6920
                            (Commission File Number)

               Delaware                              94-1655526
   (State or other jurisdiction of       (I.R.S. Employer Identification No.)
    incorporation)


                               3050 Bowers Avenue
                           Santa Clara, CA 95054-3299
            (Address of principal executive offices, with zip code)

                                 (408) 727-5555
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

On March 21, 2002, Applied Materials, Inc. (the "Company") issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing that the Board of Directors has approved a two-for-one stock split of the Company's common stock in the form of a 100 percent stock dividend. New shares resulting from this split are expected to be distributed on or about April 16, 2002 to stockholders of record as of April 1, 2002.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

         The following Exhibit is filed as part of this report:

         Exhibit  Description
         -------  -----------
         99.1     Press Release of Applied Materials, Inc. dated March 21, 2002.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2002

                                    APPLIED MATERIALS, INC.

                                    By: /s/ Joseph J. Sweeney
                                    ---------------------------------------
                                    Joseph J. Sweeney
                                    Group Vice President
                                    Legal Affairs and Intellectual Property